Exhibit 99.1

2026 Q2 Investor Presentation August 2026

Disclaimer This presentation has been prepared solely for general informational purposes by Peoples Financial Services Corp. (the “Company,” the “holding company,” “we” or “our”), a bank holding company and owner of Peoples Security Bank and Trust Company (the “Bank”), a Pennsylvania state-chartered bank. No representation or warranty as to the accuracy, completeness, or fairness of such information is being made by the Company or any other person, and neither the Company, any of its affiliates nor any other person shall have any liability for any information contained herein or for any omissions from this presentation or any other written or oral information or communications transmitted or made available by the Company or its affiliates or any other person. This presentation may contain statistics and other data that in some cases have been obtained or compiled from information made available by third-party service providers. The Company makes no representation or warranty, express or implied, with respect to the accuracy, reasonableness or completeness of such information. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. The Company cannot guarantee the accuracy of such information, however, and has not independently verified such information. The Company is not making any implied or express representation or warranty as to the accuracy or completeness of such information or of the information summarized herein. The Company expressly disclaims any and all liability which may be based on such information, errors therein or omissions therefrom. In addition to financial measures presented in accordance with U.S. generally accepted accounting principles (“GAAP”), this presentation contains certain non-GAAP financial measures, including, without limitation, tangible common equity (“TCE”), tangible assets (“TA”), tangible book value per share (“TBVPS”), and return on average tangible common equity (“ROATCE”). These non-GAAP financial measures are not intended to be considered in isolation and should be considered only as supplemental to, and not as a substitute for or superior to, financial measures prepared in accordance with GAAP. See pages 24 and 25 for a reconciliation of non-GAAP measures. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to risks and uncertainties. These statements are based on assumptions and may describe future plans, strategies and expectations of the Company and its subsidiaries that are subject to significant risks and uncertainties and are subject to change based on various factors (some of which are beyond our control). These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project” or similar expressions. All statements in this presentation, other than statements of historical facts, are forward-looking statements. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Important factors that could cause our actual results to differ materially from those in the forward-looking statements include, but are not limited to: changes in interest rates, including their effect on our investment values; impairment charges relating to our investment portfolio; credit risks in connection with our lending activities; our exposure to commercial and industrial, construction, commercial real estate, and equipment finance loans; our ability to maintain an adequate allowance for credit losses; access to liquidity; the strength of our customer deposit levels; unrealized losses; reliance on our subsidiaries; accounting procedures, policies and requirements; changes in the value of goodwill; our ability to attract and retain key personnel; the strength of our disclosure controls and procedures and internal controls over financial reporting; potential for errors, omissions or fraud; environmental liabilities; reliance on third-party vendors and service providers; our ability to compete effectively in our industry and within our market area, including with respect to competition from financial technology companies and non-bank entities; the development and use of artificial intelligence ("AI“) in business processes, services, and products, including emerging external focus among regulators and other officials related to risks in connection with the development and use of AI; our ability to prevent, detect and respond to cybersecurity threats and incidents; a failure of information technology, whether due to a breach, cybersecurity incident, or ability to keep pace with growth and developments; our ability to comply with privacy and data protection requirements; changes in U.S. or regional economic conditions; the soundness of other financial institutions; changes in laws and regulations; geopolitical instability, including wars and other conflicts; fiscal and monetary policies of the federal government and its agencies; a failure to meet minimum capital requirements; our ability to realize the anticipated benefits of future acquisitions or a change in control; and our ability to pay dividends. Additional factorsthat may affect our results are discussed in reports we file with the Securities and Exchange Commission from time to time. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Except as required by applicable law or regulation, we do not undertake, and specifically disclaim any obligation, to release publicly the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of the statements or to reflect the occurrence of anticipated or unanticipated events. 2

OPERATING RESULTS • Net income of $14.8 million, or $1.48 per diluted share for the three months ended June 30, 2026 • ROAA of 1.13%, ROATCE (1) of 13.7%, net interest margin (FTE) (1) of 3.82%, and efficiency ratio (1) of 55.2% • The Company completed its merger with FNCB on July 1, 2024, providing increased scale, diversified earnings, and improved liquidity position • In Q2 2026, the Company sold a branch property that was part of a sale/leaseback transaction, resulting in a $0.3 million gain on sale • Total deposits of $4.5 billion • Total cost of deposits of 1.68% for Q2 2026 • Non-maturity deposits of $3.7 billion, or 81.5% of total deposits • Noninterest bearing deposits of $946.5 million, or 21.0% of total deposits • Loans of $4.3 billion • Loans to total assets of 79.1% • Q2 2026 loan yields (FTE) of 5.89% • Loan / deposit ratio of 95.4% • Nonperforming assets to total assets of 0.27% • Nonperforming loans to total loans of 0.33% • Net charge-offs of $0.4 million in the past quarter; annualized percentage of 0.04% • ACL of $42.3 million, or 0.98% of net loans • Tangible common equity to tangible assets increased 20 bps QoQ to 8.16%(1) • Tangible book value per share increased $1.22 QoQ to $43.51(1) • Total available liquidity of $3.3 billion at June 30, 2026, including ample cash and securities position of $712 million (2) DEPOSITS LOANS ASSET QUALITY CAPITAL & LIQUIDITY Note: Consolidated (GAAP) financial data as June 30, 2026 (1) ROATCE, net interest margin (FTE), efficiency ratio, TCE / TA, and TBVPS are non-GAAP financial measures; please see pages 24 and 25 for a reconciliation (2) Cash + Federal Funds Sold + AFS Securities - Equity Securities held at fair value 3 Q2 2026 Results

Peoples Financial Services Corp. (NASDAQ: PFIS)

($ in billions, except per share data)

BALANCE SHEET	2022	2023	2024	2025	2025 Q2	2026 Q1	2026 Q2
Assets	$3.55	$3.74	$5.09	$5.27	$5.11	$5.42	$5.44
Net Loans	$2.70	$2.83	$3.95	$4.03	$3.96	$4.15	$4.26
Deposits	$3.05	$3.28	$4.41	$4.43	$4.29	$4.43	$4.51
NPAs / Assets (%)	0.10	0.11	0.45	0.23	0.34	0.23	0.27
ACL / Loans HFI (%)	1.01	0.77	1.05	0.96	1.02	0.94	0.98
TCE / TA (%) (1)	7.22	7.53	7.20	8.05	7.74	7.96	8.16
Risk-Based Capital Ratio (%)	12.13	14.16	12.34	14.31	14.29	14.16	14.06

FINANCIAL PERFORMANCE	2022	2023	2024	2025	2025 Q2	2026 Q1	2026 Q2
ROAA (%)	1.12	0.74	0.19	1.17	1.36	1.15	1.13
ROAE (%)	11.87	8.32	2.07	11.89	13.87	11.26	11.10
Cost of Deposits (%)	0.42	1.82	2.29	1.89	1.91	1.70	1.68
Net Interest Margin (FTE) (%) (1)	3.02	2.54	2.84	3.58	3.69	3.67	3.82
Efficiency Ratio (%) (1)	55.9	64.1	63.8	56.5	53.9	57.1	55.2
Diluted Earnings Per Share	$5.28	$3.83	$0.99	$5.88	$1.68	$1.47	$1.48
TBV Per Share (1)	$35.19	$39.35	$35.91	$41.64	$38.75	$42.29	$43.51

- **1905** – The First National Bank of Hallstead is founded
- **2013** – PFIS acquires Penseco Financial Services Corp.
- **2014** – Launches growth strategy expanding into the Greater Lehigh Valley and Philadelphia MSA
- **2014** – PFIS begins trading on NASDAQ exchange (uplisted from OTC)
- **2017** – Regional HQ in Lehigh Valley established (3rd fastest growing MSA in PA)
- **2021** – Opened Pittsburgh, PA and Piscataway, NJ branches
- **2024** – PFIS acquires FNCB Bancorp, Inc.
- **2026** – $5.4B bank with operations in PA, NY & NJ

Peoples Financial SERVICES CORP. | Peoples Security BANK & TRUST

Note: Consolidated (GAAP) financial data as of June 30, 2026
(1) TCE / TA, net interest margin (FTE), efficiency ratio, and tangible book value per share are non-GAAP financial measures; please see pages 24 and 25 for a reconciliation

Peoples Financial Services Corp. is the bank holding company and owner of Peoples Security Bank and Trust Company.

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Branch Footprint 5 Branch Footprint and Deposit Market Share #2 in Scranton MSA Deposit Market Share and #7 Largest Pennsylvania Community Bank(1) Note: Bank-level financial data as of June 30, 2026; branch-level deposit data as of June 30, 2025 (1) Banks with total assets less than $10.0B, total assets shown at bank-level ScrantonꟷWilkes-Barre, PA MSA Deposit Market Share Top 10 Pennsylvania Community Banks # Company Deposits ($B) Market Share (%) 1 The PNC Finl Svcs Grp $3.46 21.1 2 Peoples Financial Services Corp. $2.53 15.5 3 Fidelity D & D Bancorp Inc. $1.89 11.5 4 M&T Bank Corp. $1.50 9.2 5 Cmnty Finl System Inc $1.31 8.0 6 Wells Fargo & Co. $1.13 6.9 7 F.N.B. Corp. $0.72 4.4 8 NBT Bancorp Inc. $0.71 4.3 9 Citizens Financial Group Inc. $0.63 3.9 1 0 Northwest Bancshares, Inc. $0.58 3.6 Top 10 Pennsylvania Community Banks # Company Assets ($B) 1 S&T Bancorp, Inc. $9.94 2 CNB Financial Corporation $8.41 3 Univest Financial Corporation $8.17 4 Mid Penn Bancorp, Inc. $7.04 5 Semperverde Holding Co $5.62 6 Orrstown Financial Services, Inc. $5.61 7 Peoples Financial Services Corp. $5.43 8 Citizens Financial Services, Inc. $3.19 9 Penn Community Mutual Holdings Inc $3.07 1 0 NexTier Incorporated $2.93

Principal Markets Overview

Scranton/Wilkes Barre, PA (MSA):

- Population of **~575k people**; the Scranton—Wilkes-Barre, PA MSA includes **23 PFIS branches**
- **~16% market share**; accounts for **~59%** of PFIS's deposit franchise
- Main businesses include manufacturing, distribution, and back-office centers[1]
- Ideal location in Boston-Washington metro corridor[1]

Susquehanna, PA (County):

- Population of **~38k people**; Susquehanna County includes **4 PFIS branches**
- **~54% market share**; accounts for **~18.4%** of PFIS's deposit franchise
- The largest employers are education, healthcare, government, oil & gas, and recreation[2]

Allentown/Bethlehem/Easton, PA-NJ (MSA):

- Population of **~893k people**; the Allentown-Bethlehem-Easton, PA-NJ MSA includes **3 PFIS branches**
- **~2.0% market share**; accounts for **~10.5%** of PFIS's deposit franchise
- Top industries include healthcare, warehousing, manufacturing, and education[2,3]
- The Lehigh Valley ranked as one of the **U.S. hotspots for business attraction and expansion** in 2024, placing third in the country for regions its size[3]

Principal Market Employers

Prudential
Cigna
kane is able — Dependable People. Exceptional Logistics.
Lockheed Martin
General Dynamics
The University of Scranton — A Jesuit University
amazon
Lehigh University

Source: S&P Capital IQ Pro unless otherwise indicated; branch-level deposit data as of June 30, 2025
(1) ScrantonPlan.com (2) PA.gov (3) LehighValley.org

Peoples Financial Services Corp. | Peoples Security Bank & Trust

Peoples Financial Services Corp. is the bank holding company and owner of Peoples Security Bank and Trust Company.

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Gerard A. Champi President & Chief Executive Officer Gerard A. Champi, was appointed Chief Executive Officer of the Company and the Bank effective January 1, 2025 and President of the Company and the Bank effective April 3, 2026, age 65. Mr. Champi had been with FNCB Bank since 1991 and served in various leadership roles in the Retail, Commercial Sales, and Executive Divisions. Years in Banking: 43 | Years at Bank: 35 Note: Years at Bank includes time spent at companies acquired by PFIS 7 James M. Bone, Jr., CPA Executive Vice President Chief Financial Officer James M. Bone, Jr., CPA, EVP and CFO, of the Company and the Bank, age 64. Mr. Bone was appointed to his current position as of March 31, 2025. Prior to his appointment, Mr. Bone served as EVP and Chief Operations Officer of the Company and the Bank, a position he held since the consummation of the FNCB merger on July 1, 2024. From September 2012 until the merger, he served as EVP and Chief Financial Officer/Treasurer of FNCB Bancorp., Inc. and its banking subsidiary, FNCB Bank. Years in Banking: 40 | Years at Bank: 40 John R. Anderson III Executive Vice President Chief Operating Officer John R. Anderson III, EVP and COO, of the Company and the Bank, age 59. Mr. Anderson was appointed to his current position as of March 31, 2025. Prior to his appointment, Mr. Anderson served as EVP and CFO from March 2018, after serving as the SVP and Interim Principal Financial and Accounting Officer since April 2016. Prior to that he was VP/Planning and Statistical Analyst, of Penn Security Bank and Trust Company since May 2011. Years in Banking: 36 | Years at Bank: 36 Timothy H. Kirtley Executive Vice President Chief Risk Officer Timothy H. Kirtley, Executive Vice President, Chief Risk Officer of the Company and the Bank, and Corporate Secretary, age 56. Mr. Kirtley was appointed to his current position in April 2020, and served as Executive Vice President and Chief Credit Officer from July 2016 until April 2020. Years in Banking: 34 | Years at Bank: 10 Neal D. Koplin Senior Executive Vice President Chief Banking Officer Neal D. Koplin, Senior Executive Vice President and Chief Banking Officer of the Company and the Bank, age 65. Mr. Koplin was appointed to his current position in December 2019. Prior to that, he was Executive Vice President and Lehigh Valley Division Head since August 2014. Years in Banking: 44 | Years at Bank: 12 Experienced Management Team

Mary G. Cummings, Esq Executive Vice President General Counsel Mary Griffin Cummings, Esquire, was appointed to Executive Vice President and General Counsel of the Company and the Bank effective July 1, 2024, age 63. From April 2018 until the FNCB merger, Ms. Cummings served as EVP and General Counsel of FNCB Bancorp, Inc. and FNCB Bank. Years in Banking: 14 | Years at Bank: 14 Note: Years at Bank includes time spent at companies acquired by PFIS 8 Jeffrey A. Drobins Executive Vice President Chief Lending Officer Jeffrey A. Drobins, Executive Vice President and Chief Lending Officer of the Company and the Bank, age 41. Mr. Drobins was appointed to his current position in October 2022, after serving as the Senior Vice President and Lehigh Valley Market President since April 2016. Prior to that he was Vice President and Commercial Relationship Manager since September 2014. Years in Banking: 19 | Years at Bank: 12 Susan L. Hubble Executive Vice President Chief Information Officer Susan L. Hubble, Executive Vice President, Chief Information Officer of the Company and the Bank, age 70. Ms. Hubble was appointed to her current position in December 2019. Prior to that, she was Senior Vice President, Senior Information Technology Officer, since April 2019. Prior to that, she was Vice President, Information Technology Officer since July 2014. Years in Banking: 26 | Years at Bank: 26 Stephanie A. Westington, CPA Executive Vice President Chief Accounting Officer Stephanie A. Westington, CPA, EVP and Chief Accounting Officer of the Company and the Bank, age 61. Ms. Westington was appointed to her current position in April 2025. Ms. Westington previously served as SVP and Chief Profitability Officer of the Company and the Bank, a position she held since the consummation of the FNCB merger on July 1, 2024. From April 2022 until the merger, she served as SVP and Chief Accounting Officer of FNCB Bancorp, Inc. and its subsidiary, FNCB Bank. Prior to that, she was SVP and Controller since July 2012. Years in Banking: 36 | Years at Bank: 14 Amy E. Vieney Executive Vice President Chief Human Resources Officer Amy E. Vieney, Executive Vice President and Chief Human Resource Officer of the Company and the Bank, age 51. Ms. Vieney joined Peoples in her current position in June 2022. From December 2017 through June 2022, she served as Senior Director, Human Resources at St. Luke’s University Health Network, headquartered in Bethlehem, Pennsylvania. Years in Banking: 4 | Years at Bank: 4 Experienced Management Team

9 Total Assets Total Net Loans $3,554 $3,742 $5,092 $5,271 $5,441 – $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2022 2023 2024 2025 2026Q2 $2,703 $2,828 $3,952 $4,029 $4,261 – $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2022 2023 2024 2025 2026Q2 Note: Consolidated (GAAP) financial data as of June 30, 2026 Strong Balance Sheet Growth $3,047 $3,279 $4,408 $4,434 $4,509 – $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2022 2023 2024 2025 2026Q2 $315 $340 $469 $520 $536 – $100 $200 $300 $400 $500 $600 2022 2023 2024 2025 2026Q2 Total Deposits Total Equity ($ in millions)

10 6/30/26 Loan Composition & Concentration (1) $2,703 $2,828 $3,952 $4,029 $4,261 – $1,250 $2,500 $3,750 $5,000 2022 2023 2024 2025 2026Q2 Note: Consolidated (GAAP) financial data as of June 30, 2026 (1) Bank-level loan financial data as reported in the call report (2) Other includes leases, state and political loans, and other (3) Total Investment CRE includes Non-Owner-Occupied CRE, Construction & Land Development, and Multifamily loan balances Loan Classification Gross Loan Balance % of Consolidated TRBC 1-4 Family Residential $880,822 148% Non-Owner Occupied CRE 925,018 155% Owner Occupied CRE 579,027 97% Commercial & Industrial 731,681 123% Construction & Land Development 327,436 55% Multifamily 434,741 73% Consumer 97,215 16% Farm Loans 11,438 2% Ag Prod 274 0% Other Loans(2) 315,887 53% Total Gross Loans $4,303,539 Total Investment CRE (3) $1,687,195 283% Loan Portfolio Growth & Diversification 21.5% 20.5% 17.0% 13.5% 10.1% 9.6% 7.6% 0.3% Non Owner Occ. CRE 1-4 Family Commercial & Industrial Owner Occ. CRE Multifam Other Constr & Land Dev Farm Ag. Prod. Consumer ($ in thousands) Total Net Loans ($ in millions)

Historical Bank Loan Composition & Yields

Peoples Security Bank and Trust Company Loan Composition Since 2022

($ in thousands)	2022		2023		2024		2025		2026Q2	
Gross Loan Composition	**Balance**	**% of Total**	**Balance**	**% of Total**	**Balance**	**% of Total**	**Balance**	**% of Total**	**Balance**	**% of Total**
Construction	$272,103	10.0%	$256,088	9.0%	$278,233	7.0%	$277,382	6.8%	$327,436	7.6%
1-4 Family	478,295	17.5%	509,551	17.9%	757,774	19.0%	833,279	20.5%	880,822	20.5%
Multifamily	232,477	8.5%	273,076	9.6%	407,917	10.2%	416,747	10.2%	434,741	10.1%
Comm RE (Non Farm/Res)	1,079,410	39.5%	1,112,863	39.0%	1,426,105	35.7%	1,411,333	34.7%	1,504,045	34.9%
C&I	354,657	13.0%	373,211	13.1%	698,433	17.5%	712,299	17.5%	731,681	17.0%
Farm RE	11,513	0.4%	11,769	0.4%	10,150	0.3%	10,311	0.3%	11,438	0.3%
Agricultural	5	0.0%	1	0.0%	0	0.0%	900	0.0%	274	0.0%
Consumer	83,090	3.0%	81,854	2.9%	132,105	3.3%	108,336	2.7%	97,215	2.3%
Leases	0	0.0%	0	0.0%	10,711	0.3%	11,301	0.3%	10,979	0.3%
Other	218,566	8.0%	231,734	8.1%	272,077	6.8%	285,813	7.0%	304,908	7.1%
Total Gross Loans	**$2,730,116**	**100.0%**	**$2,850,147**	**100.0%**	**$3,993,505**	**100.0%**	**$4,067,701**	**100.0%**	**$4,303,539**	**100.0%**
Yield on 1-4 Family Loans	*3.03%*		*3.11%*		*4.18%*		*3.95%*		*3.98%*	
Yield on All Other RE Loans	*4.30%*		*5.28%*		*5.99%*		*6.18%*		*6.30%*	
Yield on C&I Loans	*5.02%*		*6.07%*		*8.33%*		*8.23%*		*7.59%*	
Yield on Loans and Leases	***3.99%***		***4.76%***		***5.56%***		***5.97%***		***5.80%***	
Yield on Earning Assets	*3.42%*		*4.26%*		*5.99%*		*5.53%*		*5.52%*	

Peoples Financial SERVICES CORP. | Peoples Security BANK & TRUST

Note: Bank-level financial data as of June 30, 2026; 2024 adjusted for acquisition of FNCB Bancorp, Inc.

Peoples Financial Services Corp. is the bank holding company and owner of Peoples Security Bank and Trust Company.
11

CRE Portfolio Detailed Breakdown by Asset Type

Non-Owner Occupied CRE Portfolio Composition at June 30, 2026

($ in thousands)	Non-Owner Occupied			
Loan Category	**Number of Loans**	**Average Loan Size**	**Loan Balance**	**Weighted Average Interest Rate**
Land – Unimproved	98	$ 255	$ 24,946	6.41%
Land Acquisition & Development - Commercial	35	$ 528	$ 18,464	6.61%
Land Acquisition & Development - Residential	68	$ 221	$ 15,017	6.21%
Retail – Anchored	48	$ 2,683	$ 128,807	4.88%
Retail – Unanchored	151	$ 1,267	$ 191,353	5.16%
Office	139	$ 1,496	$ 207,919	5.13%
Multifamily (5+ Units)	343	$ 1,716	$ 588,585	5.23%
Industrial / Warehouse	84	$ 1,983	$ 166,581	5.33%
Self-storage / Mini-warehouse	17	$ 1,979	$ 33,643	5.33%
1-4 Family Residential – Rental Property	16	$ 559	$ 8,938	6.26%
Healthcare	24	$ 2,714	$ 65,147	5.68%
Hospitality (Hotel / Motel)	26	$ 1,897	$ 49,326	5.39%
Gas Station / Convenience Store	22	$ 847	$ 18,638	5.65%
Restaurant / Bar	33	$ 683	$ 22,527	5.86%
Mobile Home Park	16	$ 894	$ 14,297	6.17%
Recreational	5	$ 457	$ 2,286	7.46%
Dealership	1	$ 78	$ 78	7.75%
School / Campus Real Estate	12	$ 1,215	$ 14,584	5.80%
Other	64	$ 667	$ 42,662	5.87%
1-4 Family Residential (Primary / Secondary Residence)	19	$ 268	$ 5,100	6.39%
1-4 Family Residential (For Sale Construction)	13	$ 815	$ 10,601	6.52%
Farmland	1	$ 125	$ 125	6.85%
Medical Office Building	22	$ 2,671	$ 58,766	4.62%
Student Housing	3	$ 529	$ 1,588	3.83%
Unassigned	10	$ 54	$ 542	7.49%
Grand Total	**1,270**	**$ 1,331**	**$ 1,690,523**	**5.30%**

Peoples Financial SERVICES CORP. | Peoples Security BANK & TRUST

Note: Bank-level financial data as of June 30, 2026

Peoples Financial Services Corp. is the bank holding company and owner of Peoples Security Bank and Trust Company.

12

13 ($ in thousands) Owner Occupied Loan Category Number of Loans Average Loan Size Loan Balance Weighted Average Interest Rate Land Acquisition & Development - Commercial 3 $ 936 $ 2,808 7.03% Retail – Anchored 4 $ 1,514 $ 6,056 5.17% Retail – Unanchored 92 $ 450 $ 41,371 5.63% Office 206 $ 402 $ 82,791 5.83% Industrial / Warehouse 235 $ 747 $ 175,545 5.38% Self-storage / Mini-warehouse 1 $ 26 $ 26 5.00% 1-4 Family Residential – Rental Property 2 $ 196 $ 392 6.67% Healthcare 10 $ 720 $ 7,195 7.16% Gas Station / Convenience Store 38 $ 876 $ 33,284 4.61% Restaurant / Bar 68 $ 320 $ 21,769 6.35% Recreational 56 $ 986 $ 55,205 7.24% Dealership 19 $ 606 $ 11,518 4.82% Parking Lot 4 $ 665 $ 2,661 5.35% School / Campus Real Estate 18 $ 1,893 $ 34,081 3.99% Other 135 $ 569 $ 76,847 5.67% 1-4 Family Residential (Primary / Secondary Residence) 4 $ 23 $ 92 7.88% Medical Office Building 25 $ 747 $ 18,673 5.44% Unassigned 40 $ 119 $ 4,771 6.32% Grand Total 960 $ 599 $ 575,087 5.62% Note: Bank-level financial data as of June 30, 2026 CRE Portfolio Detailed Breakdown by Asset Type Owner Occupied CRE Portfolio Composition at June 30, 2026

Commercial Real Estate Portfolio Details 14 CRE loansscheduled to mature in 2031 and after are $1.3 billion or 59% of the Total CRE Loans ($ in millions) CRE Maturity Schedule CRE Repricing Schedule Note: Bank-level financial data as of June 30, 2026 $151 $179 $265 $153 6.64% $188 7.89% 11.68% 6.77% 8.31% 0.00% 2.50% 5.00% 7.50% 10.00% 12.50% $- $50 $100 $150 $200 $250 $300 2026 2027 2028 2029 2030 Balance ($mm) % of CRE Loans ($ in millions) $875 $303 $260 $184 $195 38.62% 13.37% 11.50% 8.14% 8.62% 0.00% 9.00% 18.00% 27.00% 36.00% 45.00% – $200 $400 $600 $800 $1,000 2026 2027 2028 2029 2030 Balance % of CRE Loans

15 44.0% 40.7% 3.3% 3.7% 3.5% 3.4% 1.2% 0.4% RMBS State & Political Subdiv Secs Other Securities CMBS Treasury Secs Structured Financial Products ABS Govt & Agency Secs Asset Class Breakdown (1) Commentary • As of June 30, 2026, the Bank has ~$526.2 million of debt securities (2) • This represents 9.7% of total assets • The securities portfolio primarily consists of RMBS and state & political subdivision securities • Other securities portfolio information: • Weighted Average Life: 7.21 years (3) • Yield on Debt & Equity Securities: 4.01% (4) • Market Value / Book Value: 92.8% Note: Bank-level financial data as of June 30, 2026 (1) Each category percentage is the fair value of the securities divided by the fair value of all securities (2) ~$457.4mm of fair value available-for-sale securities and ~$68.7mm of carrying value held-to-maturity securities (3) Bloomberg as of June 30, 2026 (4) Consolidated financial data as of June 30, 2026 Investment Portfolio Composition & Performance

20% 6% 54% 17% 3% C&I - Other C&I - Equipment Financing CRE (incl. Multifamily) 1-4 Family Residential Consumer 16 Note: Consolidated (GAAP) financial data as of June 30, 2026 Summary Metrics Nonperforming Loans by Type • Nonperforming loans to total loans: • 0.33% at June 30, 2026 as compared to 0.28% at March 31, 2026 • Allowance for credit losses on loans to nonperforming loans: • 299.7% at June 30, 2026 as compared to 341.3% at March 31, 2026 • Allowance for credit losses on loans: • $42.3 million, or 0.98% of total loans, as of June 30, 2026, as compared to $39.6 million, or 0.94% of total loans, as of March 31, 2026 ($ in thousands) Q2 2026 Q1 2026 Total nonperforming loans $14,118 $11,597 Nonperforming loans to total loans 0.33% 0.28% Total nonperforming assets $14,748 $12,070 Nonperforming assets to total assets 0.27% 0.22% Net charge-offs (net of recoveries) $380 $808 Net charge-offs to avg. loans (annualized) 0.04% 0.08% YTD net charge-offs (net of recoveries) $1,188 $808 YTD net charge-offs to avg. loans (annualized) 0.06% 0.08% ($ in thousands) Nonaccrual Loans with No Related Allowance Nonaccrual Loans with Related Allowance Total Nonaccrual Loans C&I - Other $99 $2,600 $2,699 C&I - Equipment Financing $15 $841 $856 CRE (incl. Multifamily) $392 $7,023 $7,415 1-4 Family Residential $436 $1,890 $2,326 Consumer $371 – $371 TOTAL $1,313 $12,354 $13,667 Asset Quality Summary

17 Note: Consolidated (GAAP) financial data as of June 30, 2026; Fed Funds Target Rate represents the day-weighted upper bound of the Fed Funds target 51% 44% 49% 51% 48% 17% 13% 11% 11% 11% 22% 24% 21% 22% 23% 10% 19% 18% 16% 19% 0% 20% 40% 60% 80% 100% 2022 2023 2024 2025 2026Q2 Time Deposits Money Market Savings Demand Deposits 0% 1% 2% 3% 4% 5% 6% Cost of Total Deposits vs. Fed Funds Target Rate Deposit Composition and Total Cost of Deposits Latest Interest Rate Cycle

Regulatory Capital Ratios 18 Note: Consolidated (GAAP) financial data as of June 30, 2026 9.0% 8.5% 8.0% 8.8% 9.1% 10.2% 11.1% 11.0% 10.9% 12.1% 10.4% 11.3% 11.1% 12.1% 14.2% 12.3% 14.3% 14.1% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 2022 2023 2024 2025 2026Q2 Leverage Ratio CET1 Ratio Tier 1 Ratio Total RBC Ratio

19 Highlights Non-Interest Income/Operating Revenue (%) (2) Net-Operating Expense (%) (4) Note: Consolidated (GAAP) financial data as of June 30, 2026; operating revenue defined as net interest income plus noninterest income (1) Includes both Peoples Security Wealth Advisors and Peoples Security Trust & Wealth Solutions’ AUM (2) Non-interest income excludes Realized Gain on Securities and Nonrecurring Revenue (3) 2026Q2 YTD annualized for the six months ended June 30, 2026 (4) Net-Operating Expense defined as noninterest expense excluding foreclosure and amortization expense less noninterest income $1.1 billion in AUM under Trust and Wealth Advisors(1) 55.2% Efficiency ratio for Q2 ‘26 $113 million Deposits per branch 12.64 13.95 13.46 12.52 12.09 2022 2023 2024 2025 2026Q2 YTD 1.43 1.42 1.52 1.67 1.74 2022 2023 2024 2025 2026Q2 YTD Non-Interest Income & Expense (3) (3)

20 Net Interest Income (NII) and Net Interest Margin (NIM) FTE (1) Key Components of NII and NIM $95,749 $86,754 $115,989 $165,962 $181,956 3.02% 2.54% 2.84% 3.58% 3.75% 0.00% 1.25% 2.50% 3.75% 5.00% 6.25% 7.50% $- $35,000 $70,000 $105,000 $140,000 $175,000 $210,000 2022 2023 2024 2025 2026Q2 YTD NII NIM (FTE)¹ 4.04% 4.81% 5.62% 5.99% 5.85% 1.67% 1.77% 2.43% 3.15% 3.90% 0.51% 1.91% 2.40% 2.08% 1.92% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2022 2023 2024 2025 2026Q2 YTD Loan Yield Securities Yield Cost of Funds Note: Consolidated (GAAP) financial data as of June 30, 2026; Cost of funds includes non-interest bearing deposits (1) Net interest margin is a non-GAAP financial measure; please see page 25 for a reconciliation (2) 2026Q2 YTD annualized for the six months ended June 30, 2026 Net Interest Income & Net Interest Margin (2) (2)

Financial Highlights

	For the Years Ended:				*For the Quarters Ended:*				12/31/2022 6/30/2026
	12/31/2022	12/31/2023	12/31/2024	12/31/2025	9/30/2025	12/31/2025	3/31/2026	6/30/2026	CAGR
Balance Sheet									
Total Assets ($000)	3,553,515	3,742,289	5,091,657	5,270,578	5,159,636	5,270,578	5,423,330	5,440,546	12.9%
Total Securities ($000)	568,992	483,876	606,943	587,208	610,280	587,208	542,872	529,615	(2.0%)
Total Net Loans ($000)	2,702,644	2,828,252	3,951,729	4,028,694	3,977,340	4,028,694	4,151,797	4,261,228	13.9%
Total Deposits ($000)	3,046,598	3,279,037	4,407,552	4,434,069	4,289,731	4,434,069	4,425,369	4,508,852	11.9%
Tangible Equity ($000) [1]	251,875	277,052	358,768	416,161	404,035	416,161	423,358	435,577	16.9%
Loans / Deposits (%)	89.6	86.9	90.6	91.7	93.6	91.7	94.7	95.4	
(Cash and Securities)/ Assets (%) [2]	14.5	15.4	12.8	14.6	13.7	13.6	14.5	13.1	
TCE / TA (%) [1]	7.2	7.5	7.2	8.1	8.0	8.1	8.0	8.2	
Total Capital Ratio (%)	12.1	14.2	12.3	14.3	14.4	14.3	14.2		
Profitability									
Net Income ($000)	38,090	27,380	8,498	59,187	15,246	11,976	14,747	14,805	
ROAA (%)	1.12	0.74	0.19	1.17	1.19	0.92	1.15	1.13	
ROAE (%)	11.9	8.3	2.1	11.9	12.0	9.2	11.3	11.1	
Net Interest Margin (FTE) (%) [1]	3.02	2.54	2.84	3.58	3.54	3.60	3.67	3.82	
Efficiency Ratio (%) [1]	55.9	64.1	63.8	56.5	56.5	59.5	57.1	55.2	
Non-interest Inc. / Operating Rev (%) [3]	12.6	13.9	13.5	12.5	11.8	8.0	12.2	12.1	
Noninterest Exp./ AA (%)	1.84	1.80	1.79	2.01	2.26	2.40	2.30	2.32	
Asset Quality (%)									
NPLs / Loans (%)	0.12	0.14	0.17	0.28	0.42	0.28	0.28	0.33	
NPAs / Assets (%)	0.10	0.11	0.45	0.23	0.33	0.23	0.23	0.27	
ACL / Loans (%)	1.01	0.77	1.05	0.96	0.99	0.96	0.94	0.98	
NCOs / Avg Loans (%)	0.02	0.10	0.03	0.07	0.02	0.18	0.08	0.04	
Yields and Costs (%)									
Yield on Total Loans and Leases (%)	4.04	4.81	5.62	5.99	5.98	5.99	5.80	5.89	
Yield on Debt and Equity Securities (%)	1.67	1.77	2.43	3.15	3.08	3.27	3.80	4.01	
Cost of Int-bearing Deposits (%)	0.57	2.32	2.82	2.39	2.39	2.30	2.16	2.14	
Cost of Funds (%) [4]	0.51	1.91	2.40	2.08	2.13	2.06	1.90	1.91	

Note: Consolidated (GAAP) financial data as of June 30, 2026; operating revenue defined as net interest income plus noninterest income
(1) Tangible equity, TCE / TA, net interest margin (FTE), and efficiency ratio are non-GAAP financial measures; please see pages 24 and 25 for a reconciliation (2) Cash + Federal Funds Sold + AFS Securities - Equity Securities held at fair value (3) Non-interest income excludes Realized Gain on Securities and Nonrecurring Revenue (4) Consolidated average rate paid across total interest-bearing liabilities and noninterest-bearing deposits

Peoples Financial SERVICES CORP. | Peoples Security BANK & TRUST

Peoples Financial Services Corp. is the bank holding company and owner of Peoples Security Bank and Trust Company.

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Historical Consolidated Balance Sheet

($ in thousands)	Year-Ended December 31, 2022	2023	2024	2025	Quarter-Ended At June 30, 2026
Assets					
Cash and Cash Equivalents	$37,868	$187,365	$135,851	$268,984	$256,250
Available for Sale Securities	477,703	398,927	526,329	512,563	458,144
Held to Maturity Securities	91,179	84,851	78,184	72,047	68,723
Other Securities	9,740	5,278	12,650	2,598	2,748
Total Cash & Securities	616,490	676,421	753,014	856,192	785,865
Loans, net	2,702,644	2,828,002	3,951,729	4,027,889	4,260,510
Allowance for credit losses	27,472	21,895	41,776	39,007	42,311
Loans Held for Sale	–	250	–	805	718
Total Net Loans	2,702,644	2,828,252	3,951,729	4,028,694	4,261,228
Real Estate Owned and Held for Investment	5,567	5,015	18,624	17,136	25,827
Goodwill	63,370	63,370	75,986	75,986	75,986
Intangible Assets	105	–	34,197	27,700	24,622
Total Intangible Assets	63,475	63,370	110,183	103,686	100,608
Total Servicing Rights	914	870	1,304	1,682	1,341
Total Other Assets	164,425	168,361	256,803	263,188	265,677
Total Assets	**$3,553,515**	**$3,742,289**	**$5,091,657**	**$5,270,578**	**$5,440,546**
Liabilities					
Total Deposits	$3,046,598	$3,279,037	$4,407,552	$4,434,069	$4,508,852
Short-Term Borrowings	114,930	17,590	15,900	32,721	85,331
Long-Term Borrowings	555	25,000	98,637	134,352	154,472
Junior Subordinated Debt	–	–	8,039	8,140	8,194
Subordinated Debt	33,000	33,000	33,000	83,187	83,392
Total Other Liabilities	43,082	47,240	59,579	58,262	64,120
Total Liabilities	**$3,238,165**	**$3,401,867**	**$4,622,707**	**$4,750,731**	**$4,904,361**
Equity					
Common Equity	$315,350	$340,422	$468,950	$519,847	$536,185
Total Equity	**$315,350**	**$340,422**	**$468,950**	**$519,847**	**$536,185**
Tot Acc Other Comprehensive Inc	(56,336)	(44,351)	(40,695)	(24,691)	(25,648)
Total Liabilities and Equity	**$3,553,515**	**$3,742,289**	**$5,091,657**	**$5,270,578**	**$5,440,546**

Peoples Financial SERVICES CORP. | Peoples Security BANK & TRUST

Note: Consolidated (GAAP) financial data as of June 30, 2026

Peoples Financial Services Corp. is the bank holding company and owner of Peoples Security Bank and Trust Company.
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23 Note: Consolidated (GAAP) financial data as of June 30, 2026 (1) For the three months ended June 30, 2026 // (2) Includes Realized Gain on Securities and Nonrecurring Revenue Quarter-Ended (1) ($ in thousands) 2022 2023 2024 2025 2026Q2 Interest Income $111,334 $149,851 $211,460 $259,697 $67,752 Interest Expense 15,585 63,097 95,471 93,735 22,148 Net Interest Income $95,749 $86,754 $115,989 $165,962 $45,604 Provision for Credit Losses (449) 566 19,131 98 3,105 Total Noninterest Income (2) 11,845 14,133 18,336 21,727 6,534 Noninterest Expense 62,677 66,004 90,526 115,121 30,610 Acquisition related expenses – 1,816 16,200 236 – Net Income before Taxes $45,366 $32,501 $8,468 $72,234 $18,423 Provision for Taxes 7,276 5,121 (30) 13,047 3,618 Net Income $38,090 $27,380 $8,498 $59,187 $14,805 Memo: Realized Gain on Securities (2,007) 70 133 168 33 Memo: Nonrecurring Revenue – – – (2,197) 271 Historical Consolidated Income Statement

24 Note: Consolidated (GAAP) financial data as of June 30, 2026 ($ in thousands) Reconciliation | TCE / TA, TBVPS, & ROATCE 2022Y 2023Y 2024Y 2025Y 2025Q3 2025Q4 2026Q1 2026Q2 Total Equity $315,350 $340,422 $468,950 $519,847 $509,260 $519,847 $525,505 $536,185 Less: Goodwill 63,370 63,370 75,986 75,986 75,986 75,986 75,986 75,986 Less: Other Intangible Assets, Net of MSRs 105 – 34,196 27,700 29,239 27,700 26,161 24,622 Tangible Equity $251,875 $277,052 $358,768 $416,161 $404,035 $416,161 $423,358 $435,577 Less: Preferred Equity – – – – – – – – Tangible Common Equity [A] $251,875 $277,052 $358,768 $416,161 $404,035 $416,161 $423,358 $435,577 Total Assets $3,553,515 $3,742,289 $5,091,657 $5,270,578 $5,159,636 $5,270,578 $5,423,330 $5,440,546 Less: Goodwill 63,370 63,370 75,986 75,986 75,986 75,986 75,986 75,986 Less: Other Intangible Assets, Net of MSRs 105 – 34,196 27,700 29,239 27,700 26,161 24,622 Tangible Assets [B] $3,490,040 $3,678,919 $4,981,475 $5,166,892 $5,054,411 $5,166,892 $5,321,183 $5,339,938 TCE / TA [C] = [A] / [B] 7.22% 7.53% 7.20% 8.05% 7.99% 8.05% 7.96% 8.16% Common Shares Outstanding (Actual) [D] 7,158,017 7,040,852 9,990,724 9,994,595 9,994,595 9,994,595 10,010,488 10,010,367 TBVPS (Actual) [E] = [A] * 1000 / [D] $35.19 $39.35 $35.91 $41.64 $40.43 $41.64 $42.29 $43.51 Net Income [F] $14,805 Days in Quarter [G] 9 2 9 2 9 0 9 1 Days in Year [H] 365 365 365 365 Average Tangible Common Equity [I] $433,540 ROATCE [J] = ([F] / [G] * [H]) / [I] 13.7% Non-GAAP Financial Measures

Non-GAAP Financial Measures

($ in thousands)

Reconciliation | NIM & Efficiency Ratio	2022Y	2023Y	2024Y	2025Y	2025Q3	2025Q4	2026Q1	2026Q2	2026Q2 YTD
Interest income (GAAP)	$111,334	$149,851	$211,460	$259,697	$65,164	$66,772	$64,704	$67,752	$132,456
Plus: Adjustment to FTE	1,901	1,917	2,367	2,763	714	629	851	908	$1,759
Interest income adjusted to FTE (non-GAAP)	**$113,235**	**$151,768**	**$213,827**	**$262,460**	**$65,878**	**$67,401**	**$65,555**	**$68,660**	**$134,215**
Less: Interest expense	15,585	63,097	95,471	93,735	23,981	23,738	21,837	22,148	43,985
Net interest income adjusted to FTE (non-GAAP)	**$97,650**	**$88,671**	**$118,356**	**$168,725**	**$41,897**	**$43,663**	**$43,718**	**$46,512**	**$90,230**
Noninterest expense (GAAP)	$62,677	$67,820	$106,726	$115,357	$28,678	$31,064	$29,863	$30,610	$60,473
Less: Amortization of intangible	363	105	3,367	6,397	1,515	1,515	1,517	1,518	3,035
Less: Acquisition related expenses	–	1,816	16,200	236	16	–	–	–	–
Noninterest expense (non-GAAP)	**$62,314**	**$65,899**	**$87,159**	**$108,724**	**$27,147**	**$29,549**	**$28,346**	**$29,092**	**$57,438**
Noninterest income (GAAP)	$11,845	$14,133	$18,336	$21,727	$5,501	$3,723	$6,898	$6,534	$13,432
Less: Net gains (losses) on equity securities	(31)	(11)	132	168	(21)	125	456	271	727
Less: Gains on sale of fixed assets	(1,976)	81	1	(74)	(615)	(139)	–	–	–
Less: Gains on sale of available for sale securities	–	–	–	(2,241)	–	(2,241)	510	33	543
NII (FTE) plus noninterest income (non-GAAP)	**$111,502**	**$102,734**	**$136,559**	**$192,599**	**$48,034**	**$49,641**	**$49,650**	**$52,742**	**$102,392**
Average earning assets (GAAP)	$3,232,891	$3,495,974	$4,162,208	$4,708,036	$4,700,669	$4,805,466	$4,826,982	$4,887,141	$4,857,226
Net interest margin adjusted to FTE (non-GAAP)	**3.02%**	**2.54%**	**2.84%**	**3.58%**	**3.54%**	**3.60%**	**3.67%**	**3.82%**	**3.75%**
Efficiency ratio (non-GAAP)	**55.9%**	**64.1%**	**63.8%**	**56.5%**	**56.5%**	**59.5%**	**57.1%**	**55.2%**	**56.1%**

Note: Consolidated (GAAP) financial data as of June 30, 2026

Peoples Financial Services Corp. is the bank holding company and owner of Peoples Security Bank and Trust Company.
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